Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
03 November 2015
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it has the following relevant securities held and in issue outside treasury as of the close of business on 02 November 2015:
•252,731,664 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•598,815,040 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,532 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,772,736 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has repurchased the following number of Liberty Global Class C Ordinary Shares of $0.01 each pursuant to its share purchase plan, which operates on a daily basis in compliance with Rule 10b5-1 of the Securities Exchange Act 1934 (the "Buyback Plan"):

Date of purchase	02 November 2015
Number of shares purchased	344,400
Highest price per share (US$)	43.92
Lowest price per share (US$)	42.83

A breakdown of the prices at which these shares were purchased is set out as follows. These shares will be held in treasury until being cancelled in due course.

Price per share (US$)	Number of Liberty Global Class C Ordinary Shares of $0.01
42.8300	400
42.8500	500
42.8600	3,901
42.8700	3,200
42.8800	3,500
42.8900	2,800

42.9000	1,800
42.9100	4,500
42.9700	100
42.9800	1,300
42.9900	100
43.0050	200
43.0100	2,300
43.0300	100
43.0400	5,100
43.0500	11,400
43.0600	3,951
43.0700	5,300
43.0900	2,100
43.2400	500
43.2500	700
43.2650	200
43.2700	6,300
43.2800	1,100
43.2900	6,600
43.3000	700
43.3100	900
43.3200	2,600
43.4100	6,300
43.4200	4,900
43.4300	1,900
43.4500	5,400
43.4600	1,300
43.4800	1,500
43.4900	3,900
43.5000	4,000
43.5100	200
43.5300	2,000
43.5400	1,700
43.5500	3,300
43.5600	1,800
43.5700	1,800
43.5750	300
43.5800	2,900
43.5850	100
43.5900	8,600
43.5950	400
43.6000	13,300
43.6050	100
43.6100	7,500
43.6200	14,200
43.6250	100
43.6300	23,719
43.6375	200
43.6400	27,500
43.6450	1,100

43.6500	20,200
43.6600	10,648
43.6700	2,439
43.6800	5,400
43.6900	1,500
43.6950	1,200
43.7000	3,700
43.7400	2,800
43.7500	1,200
43.7600	2,600
43.7650	300
43.7700	8,998
43.7800	6,100
43.7900	8,800
43.8000	8,689
43.8050	100
43.8100	7,100
43.8200	2,600
43.8300	1,800
43.8400	2,704
43.8450	100
43.8500	5,000
43.8800	400
43.8900	4,700
43.9000	15,451
43.9100	5,600
43.9200	2,100

Liberty Global further announces that, pursuant to entering into a call spread transaction on 02 November 2015, it has acquired interests in 350,906 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $42.75. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
02 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,906	Zero	European	04 December 2015
		Call option	Written	350,906	43.53	European
30 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	359,495	Zero	European	03 December 2015
		Call option	Written	359,495	42.49	European
29 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	358,147	Zero	European	02 December 2015
		Call option	Written	358,147	42.65	European
28 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,392	Zero	European	01 December 2015
		Call option	Written	357,392	42.74	European
27 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,560	Zero	European	30 November 2015
		Call option	Written	357,560	42.72	European
26 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,727	Zero	European	27 November 2015
		Call option	Written	357,727	42.70	European
23 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	360,854	Zero	European	25 November 2015
		Call option	Written	360,854	42.33	European
22 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	361,537	Zero	European	24 November 2015
		Call option	Written	361,537	42.25	European
21 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	356,641	Zero	European	23 November 2015
		Call option	Written	356,641	42.83	European
20 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,423	Zero	European	20 November 2015
		Call option	Written	350,423	43.59	European
19 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	348,345	Zero	European	19 November 2015
		Call option	Written	348,345	43.85	European
16 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	348,425	Zero	European	18 November 2015
		Call option	Written	348,425	43.84	European
15 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,363	Zero	European	17 November 2015
		Call option	Written	352,363	43.35	European

14 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	359,242	Zero	European	16 November 2015
		Call option	Written	359,242	42.52	European
13 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,142	Zero	European	13 November 2015
		Call option	Written	357,142	42.77	European
12 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	356,558	Zero	European	12 November 2015
		Call option	Written	356,558	42.84	European
09 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,038	Zero	European	11 November 2015
		Call option	Written	352,038	43.39	European
08 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,933	Zero	European	10 November 2015
		Call option	Written	352,933	43.28	European
07 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	353,096	Zero	European	09 November 2015
		Call option	Written	353,096	43.26	European
06 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	353,260	Zero	European	06 November 2015
		Call option	Written	353,260	43.24	European
05 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	355,231	Zero	European	05 November 2015
		Call option	Written	355,231	43.00	European
02 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	367,363	Zero	European	04 November 2015
		Call option	Written	367,363	41.58	European
01 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	368,160	Zero	European	03 November 2015
		Call option	Written	368,160	41.49	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the possible offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the possible offer. This information may be material to investors in connection with the possible offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428

Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.